Exhibit 99.1

Convio Announces Quarterly Revenue of $21.0 Million, Up 18% Year-Over-Year

Usage revenue of $3.9 million, up 22% compared with the same period a year ago

AUSTIN, Texas--(BUSINESS WIRE)--November 3, 2011--Convio, Inc. (Nasdaq: CNVO), a leading provider of on-demand constituent engagement solutions for nonprofit organizations, today announced financial results for the third quarter ended September 30, 2011.

Third Quarter Highlights:

  Revenue of $21.0 million for the third quarter, up 18 percent year-over-year.
  Usage revenue of $3.9 million, up 22 percent compared with the same period a year ago.
  Non-GAAP EPS of $0.12 and GAAP EPS of $0.06.
  Adjusted EBITDA of $3.3 million, up 13% from the same period a year ago.

“The third quarter marked a strong quarter on many fronts. We achieved 18 percent year-over-year revenue growth, the highest growth rate since our IPO, and the third straight quarter of accelerating revenue growth rates,” said Gene Austin, Chief Executive Officer and President. “During the third quarter we introduced Luminate, the most significant product launch in Convio’s history squarely aimed at expanding our footprint among large, enterprise nonprofits. With attendance at our recent annual nonprofit Summit at an all-time high, the exceptional response to our Luminate™ offering is a clear indication that our strategy of offering a fully integrated CRM solution to manage all channels of engagement via the cloud is spot on to what our market needs.”

Business Highlights for the Third Quarter 2011

  Introduced Luminate™, a new, cloud-based constituent engagement solution designed to meet the needs of large, enterprise nonprofit clients.
  Expanded into the United Kingdom through the acquisition of Baigent Digital, one of the country’s leading digital strategy, design and technology implementation firms for U.K. charities.
  Convio’s clients raised $292 million in online donations, up 16 percent compared to the same quarter last year.

Financial Results for the Third Quarter of 2011

  Total revenue was $21.0 million, up 18 percent from the same period last year.
  GAAP net income was $1.1 million, compared to GAAP net income of $1.5 million for the same period last year. GAAP diluted net income per share was $0.06, based on 19.5 million weighted average diluted shares outstanding, compared to diluted net income per share of $0.08 for the same period last year, based on 18.9 million weighted average diluted shares outstanding.
  Non-GAAP net income was $2.4 million, compared to $2.2 million for the same period last year. Non-GAAP diluted net income per share was $0.12, based on 19.5 million weighted average diluted shares outstanding, compared to non-GAAP diluted net income per share of $0.12 for the same period last year, based on 18.9 million weighted average diluted shares outstanding.
  Adjusted EBITDA was $3.3 million, up from $2.9 million reported in the same period last year.

2011 Guidance

Convio is updating its full year 2011 revenue guidance and full year 2011 non-GAAP EPS guidance previously provided on August 4, 2011. Revenue for the company’s full year 2011 is projected to be in the range of $79.7 million to $80.3 million, reflecting 14 to 15 percent annual growth over full year 2010. The company expects diluted non-GAAP net income per share for 2011 to be approximately $0.37 to $0.40, assuming a weighted average diluted share count of approximately 19.5 million shares.

Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP net income are useful measures of operating performance because they exclude items that we do not consider indicative of our core performance. In the case of adjusted EBITDA, we adjust net income for such things as interest, taxes, depreciation and amortization, stock-based compensation, acquisition related costs and certain non-cash and non-recurring items. Non-GAAP net income adds to net income amortization of intangible assets, stock-based compensation, acquisition related costs and certain non-cash and non-recurring items such as the gain (loss) on preferred stock warrant revaluation. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, operating income and net income, or other financial measures prepared in accordance with GAAP. Reconciliation to the GAAP equivalents of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Our management uses adjusted EBITDA and non-GAAP net income as measures of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of our results with those of other companies; and in communications with our board of directors concerning our financial performance.

Quarterly Conference Call

Convio, will host a conference call today at 8:30 a.m. Eastern to discuss the Company's financial results for the third quarter ended September 30, 2011. The call will be hosted by Gene Austin, chief executive officer and president, and James R. Offerdahl, chief financial officer and vice president of administration. The live webcast of Convio's earnings call will be accessible at http://www.convio.com/investor.

The webcast will be archived within 24 hours of the event and will be available through the same link for 90 days following the call. Participants who choose to call into the conference call can do so by dialing domestically 877-638-9569, and international callers may dial 914-495-8536. A replay will be available at 855-859-2056 for domestic callers and 404-537-3406 for international callers. All calls can be accessed by referencing passcode: 16526026. The call replay will be available from November 3, 2011 until November 10, 2011.

About Convio

Convio is a leading provider of on-demand constituent engagement solutions that enable nonprofit organizations to more effectively raise funds, advocate for change and cultivate relationships with donors, activists, volunteers, alumni and other constituents.

For more information, please visit www.convio.com.

Forward-looking Statements

This press release may contain forward-looking statements intended to convey expectations as to the future based on plans, estimates and projections. Although we believe that the expectations reflected in such forward-looking statements are reasonable, future circumstances might differ from the assumptions on which such statements are based. In addition, these statements can be affected by inaccurate assumptions and the impact of a variety of risks and uncertainties that could cause actual results to differ materially from those described in this press release including, among others: unfavorable economic and business conditions, in particular with respect to the nonprofit market in which we operate; challenges and risks relating to attracting and retaining customers; a loss of significant customers or a substantial reduction in orders from our existing customers; a reduction in usage of our systems by our customers or their clients and a corresponding reduction in usage revenue; an inability of customers to pay for our solutions and services; risks related to challenges associated with developing new and enhanced solutions that meet the needs of our clients; risks related to technological changes or alternative technologies that could make our products and services less competitive; risks associated with successful implementation of multiple integrated software products; risks associated with acquisitions and their integration; risks associated with international expansion; and the ability to attract and retain key personnel. Other risks that could impact our business adversely are those risks generally associated with management of growth; lengthy sales and implementation cycles; intellectual property infringement claims and other litigation; reliance on certain third-parties, including hosting facilities, software and application providers; the ability to access sufficient funding to finance desired growth and operations; and legislative actions which could reduce the effectiveness of our solutions and increase the costs of our business. These factors and other risks and uncertainties are described in more detail, from time to time, in Convio’s filings with the Securities and Exchange Commission which are available free of charge at www.sec.gov or on our website at www.convio.com/investor. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Convio does not undertake to update or revise any of these statements as a result of new information, future events or otherwise.

Convio, Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)

	September 30,	December 31,
	2011	2010
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$17,250	$18,447
Restricted cash	1,248	1,248
Marketable securities	32,824	36,774
Accounts receivable, net	12,051	8,154
Prepaid expenses and other current assets	1,787	1,558
Total current assets	65,160	66,181
Property and equipment, net	6,707	4,609
Goodwill	9,366	5,527
Intangible assets, net	6,127	3,990
Other assets	71	104
Total assets	$87,431	$80,411

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$6,723	$6,080
Deferred revenue	15,877	15,917
Total current liabilities	22,600	21,997
Long-term liabilities	289	-
Total liabilities	22,889	21,997
Stockholders equity:
Common stock	18	18
Additional paid-in capital	115,139	111,218
Treasury stock at cost	(103)	-
Accumulated other comprehensive loss	(87)	(21)
Accumulated deficit	(50,425)	(52,801)
Total stockholders' equity	64,542	58,414
Total liabilities and stockholders' equity	$87,431	$80,411

Convio, Inc.
Condensed Consolidated Statements of Operations
(dollars in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2010	2010	2011	2011	2011
Revenue:
Subscription	$11,392	$11,470	$11,559	$11,782	$11,788	$12,025	$12,355
Services	2,971	2,886	3,075	3,218	3,533	3,951	4,749
Usage	2,330	3,860	3,221	1,980	2,942	4,676	3,934
Total revenue	16,693	18,216	17,855	16,980	18,263	20,652	21,038
Cost of revenue:
Cost of subscription and usage (1)(3)	3,037	3,096	3,073	3,170	3,221	3,330	3,378
Cost of services (2)(3)	3,260	3,311	3,422	3,172	4,130	4,264	4,666
Total cost of revenue	6,297	6,407	6,495	6,342	7,351	7,594	8,044
Gross profit	10,396	11,809	11,360	10,638	10,912	13,058	12,994
Operating expenses:
Sales and marketing (3)	5,324	5,920	5,075	6,149	6,000	6,474	6,323
Research and development (3)	2,525	2,631	2,740	2,656	2,775	2,588	2,712
General and administrative (3)	1,538	1,556	1,666	1,792	2,030	2,315	2,386
Amortization of other intangibles	272	195	195	195	210	217	273
Total operating expenses	9,659	10,302	9,676	10,792	11,015	11,594	11,694
Income (loss) from operations	737	1,507	1,684	(154)	(103)	1,464	1,300
Interest income	1	15	25	20	23	25	23
Interest expense	(63)	(52)	(9)	(2)	-	-	-
Other income (expense)	(469)	454	-	60	1	-	(2)
Income (loss) before income taxes	206	1,924	1,700	(76)	(79)	1,489	1,321
Provision for income taxes	24	221	195	(141)	(7)	161	201
Net income (loss)	$182	$1,703	$1,505	$65	$(72)	$1,328	$1,120

Net income (loss) attributable to common stockholders:
Basic	$104	$1,506	$1,505	$65	$(72)	$1,328	$1,120
Diluted	$182	$1,703	$1,505	$65	$(72)	$1,328	$1,120

Net income (loss) per share attributable to common stockholders:
Basic	$0.01	$0.11	$0.09	$0.00	$(0.00)	$0.07	$0.06
Diluted	$0.01	$0.10	$0.08	$0.00	$(0.00)	$0.07	$0.06

Weighted average shares outstanding used in computing per share amounts:
Basic	7,356	14,181	17,445	17,490	17,786	18,071	18,283
Diluted	14,350	17,519	18,911	19,037	17,786	19,594	19,507

(1) Includes amortization of acquired technology of $127, $98, $147 and $193 for the quarters ended March 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively. There was no amortization of acquired technology in the other periods presented.

(2) Includes compensation expense related to earnout provisions of business acquisitions of $56, $83 and $83 for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, respectively. There were no compensation expenses related to business acquisitions prior to the acquisition of StrategicOne in January 2011.

(3) Includes stock-based compensation expense as follows:
	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2010	2010	2011	2011	2011
Cost of subscription and usage	$40	$43	$38	$41	$47	$59	$43
Cost of services	78	79	74	76	114	152	135
Sales and marketing	164	178	160	157	192	349	163
Research and development	83	100	89	85	102	145	82
General and administrative	164	145	140	114	169	368	222

Convio, Inc.
Condensed Consolidated Statements of Operations
(dollars in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenue:
Subscription	$12,355	$11,559	$36,168	$34,421
Services	4,749	3,075	12,233	8,932
Usage	3,934	3,221	11,552	9,411
Total revenue	21,038	17,855	59,953	52,764
Cost of revenue:
Cost of subscription and usage (1)(3)	3,378	3,073	9,929	9,206
Cost of services (2)(3)	4,666	3,422	13,060	9,993
Total cost of revenue	8,044	6,495	22,989	19,199
Gross profit	12,994	11,360	36,964	33,565
Operating expenses:
Sales and marketing (3)	6,323	5,075	18,797	16,319
Research and development (3)	2,712	2,740	8,075	7,896
General and administrative (3)	2,386	1,666	6,731	4,760
Amortization of other intangibles	273	195	700	662
Total operating expenses	11,694	9,676	34,303	29,637
Income from operations	1,300	1,684	2,661	3,928
Interest income	23	25	71	41
Interest expense	-	(9)	-	(124)
Other income (expense)	(2)	-	(1)	(15)
Income before income taxes	1,321	1,700	2,731	3,830
Provision for income taxes	201	195	355	440
Net income	$1,120	$1,505	$2,376	$3,390

Net income attributable to common stockholders:
Basic	$1,120	$1,505	$2,376	$2,846
Diluted	$1,120	$1,505	$2,376	$3,390

Net income per share attributable to common stockholders:
Basic	$0.06	$0.09	$0.13	$0.22
Diluted	$0.06	$0.08	$0.12	$0.20

Weighted average shares outstanding used in computing per share amounts:
Basic	18,283	17,445	18,048	13,031
Diluted	19,507	18,911	19,523	16,943

(1) Includes amortization of acquired technology of $193 and zero for the three month periods ended September 30, 2011 and 2010, respectively, and $438 and $127 for the nine month periods ended September 30, 2011 and 2010, respectively.

(2) Includes compensation expense related to earnout provisions of business acquisitions of $83 and zero for the three month periods ended September 30, 2011 and 2010, respectively, and $222 and zero for the nine month periods ended September 30, 2011 and 2010, respectively.

(3) Includes stock-based compensation expense as follows:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Cost of subscription and usage	$43	$38	$149	$121
Cost of services	135	74	401	231
Sales and marketing	163	160	704	502
Research and development	82	89	329	272
General and administrative	222	140	759	449

Convio, Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income	$1,120	$1,505	$2,376	$3,390
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,174	733	3,175	2,469
Other non-cash charges	645	501	2,342	1,590
Changes in operating assets and liabilities	1,446	30	(3,079)	(1,747)
Net cash provided by operating activities	4,385	2,769	4,814	5,702
Cash flows from investing activities:
Purchases of marketable securities	(11,097)	(32,625)	(35,680)	(32,625)
Increase in restricted cash	-	(1,248)	-	(1,248)
Proceeds from sales/maturities of marketable securities	17,138	-	38,925	-
Purchases of property and equipment, net	(1,154)	(607)	(2,318)	(1,597)
Capitalized software development costs	(584)	(158)	(1,654)	(621)
Cost of acquisitions, net of cash acquired	(2,322)	-	(6,738)	-
Net cash provided by (used in) investing activities	1,981	(34,638)	(7,465)	(36,091)
Cash flows from financing activities:
Payments on long-term debt and capital lease obligations	-	(8)	(14)	(2,190)
Proceeds from issuance of common stock, net of treasury stock	404	12	1,476	36,090
Net cash provided by financing activities	404	4	1,462	33,900
Net change in cash and cash equivalents	6,770	(31,865)	(1,189)	3,511
Effect of exchange rates on cash and cash equivalents	(8)	-	(8)	-
Cash and cash equivalents at beginning of period	10,488	52,038	18,447	16,662
Cash and cash equivalents at end of period	$17,250	$20,173	$17,250	$20,173

Convio, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(dollars in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2010	2010	2011	2011	2011
Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$182	$1,703	$1,505	$65	$(72)	$1,328	$1,120
Stock-based compensation	529	545	501	473	624	1,073	645
Amortization of intangible assets	399	195	195	195	308	364	466
(Gain) loss on warrant revaluation	469	(454)	-	-	-	-	-
Acquisition related costs	-	-	-	103	146	287	166
Non-GAAP net income	$1,579	$1,989	$2,201	$836	$1,006	$3,052	$2,397

GAAP basic net income (loss) per share
Numerator:
Net income (loss)	$182	$1,703	$1,505	$65	$(72)	$1,328	$1,120
Less: Undistributed earnings allocated to participating preferred stock (1)	(78)	(197)	-	-	-	-	-
Net income (loss) attributable to common stockholders	$104	$1,506	$1,505	$65	$(72)	$1,328	$1,120
Denominator:
Weighted average common shares outstanding, basic	7,356	14,181	17,445	17,490	17,786	18,071	18,283
GAAP basic net income (loss) per common share	$0.01	$0.11	$0.09	$0.00	$(0.00)	$0.07	$0.06

GAAP diluted net income (loss) per share
Numerator:
Net income (loss)	$182	$1,703	$1,505	$65	$(72)	$1,328	$1,120
Denominator:
Weighted average common shares outstanding, basic	7,356	14,181	17,445	17,490	17,786	18,071	18,283
Add: Outstanding convertible preferred stock	5,316	1,694	-	-	-	-	-
Add: Outstanding convertible preferred stock warrants	122	77	47	50	-	6	4
Add: Options to purchase common stock	1,556	1,567	1,418	1,492	-	1,468	1,193
Add: Restricted stock units	-	-	1	5	-	49	27
Weighted average common shares outstanding, diluted (2)	14,350	17,519	18,911	19,037	17,786	19,594	19,507
GAAP diluted net income (loss) per common share	$0.01	$0.10	$0.08	$0.00	$(0.00)	$0.07	$0.06

Non-GAAP basic net income per share
Numerator:
Non-GAAP net income	$1,579	$1,989	$2,201	$836	$1,006	$3,052	$2,397
Less: Undistributed earnings allocated to participating preferred stock	(680)	(230)	-	(5)	-	-	-
Non-GAAP net income attributable to common stockholders	$899	$1,759	$2,201	$831	$1,006	$3,052	$2,397
Denominator:
Weighted average common shares outstanding, basic	7,356	14,181	17,445	17,490	17,786	18,071	18,283
Non-GAAP basic net income per common share	$0.12	$0.12	$0.13	$0.05	$0.06	$0.17	$0.13

Non-GAAP diluted net income per share
Numerator:
Non-GAAP net income	$1,579	$1,989	$2,201	$836	$1,006	$3,052	$2,397
Denominator:
Weighted average common shares outstanding, basic	7,356	14,181	17,445	17,490	17,786	18,071	18,283
Add: Outstanding convertible preferred stock	5,316	1,694	-	-	-	-	-
Add: Outstanding convertible preferred stock warrants	122	77	47	50	33	6	4
Add: Options to purchase common stock	1,556	1,567	1,418	1,492	1,516	1,468	1,193
Add: Restricted stock units	-	-	1	5	32	49	27
Weighted average common shares outstanding, diluted	14,350	17,519	18,911	19,037	19,367	19,594	19,507
Non-GAAP diluted net income per common share	$0.11	$0.11	$0.12	$0.04	$0.05	$0.16	$0.12

Reconciliation of net income (loss) to adjusted EBITDA:
Net income (loss)	$182	$1,703	$1,505	$65	$(72)	$1,328	$1,120
Interest (income) expense, net	62	37	(16)	(18)	(23)	(25)	(23)
Depreciation and amortization	980	756	733	774	959	1,042	1,174
Stock-based compensation	529	545	501	473	624	1,073	645
Loss on warrant revaluation	469	(454)	-	-	-	-	-
Acquisition related costs	-	-	-	103	146	287	166
Provision for income taxes	24	221	195	(141)	(7)	161	201
Adjusted EBITDA	$2,246	$2,808	$2,918	$1,256	$1,627	$3,866	$3,283

GAAP cost of subscription and usage	$3,037	$3,096	$3,073	$3,170	$3,221	$3,330	$3,378
Amortization of acquired technology	(127)	-	-	-	(98)	(147)	(193)
Stock-based compensation	(40)	(43)	(38)	(41)	(47)	(59)	(43)
Non-GAAP cost of subscription and usage	$2,870	$3,053	$3,035	$3,129	$3,076	$3,124	$3,142

GAAP cost of services	$3,260	$3,311	$3,422	$3,172	$4,130	$4,264	$4,666
Acquisition related costs	-	-	-	-	(56)	(83)	(83)
Stock-based compensation	(78)	(79)	(74)	(76)	(114)	(152)	(135)
Non-GAAP cost of services	$3,182	$3,232	$3,348	$3,096	$3,960	$4,029	$4,448

GAAP gross profit	$10,396	$11,809	$11,360	$10,638	$10,912	$13,058	$12,994
Amortization of acquired technology	127	-	-	-	98	147	193
Acquisition related costs	-	-	-	-	56	83	83
Stock-based compensation	118	122	112	117	161	211	178
Non-GAAP gross profit	$10,641	$11,931	$11,472	$10,755	$11,227	$13,499	$13,448

GAAP sales and marketing expense	$5,324	$5,920	$5,075	$6,149	$6,000	$6,474	$6,323
Stock-based compensation	(164)	(178)	(160)	(157)	(192)	(349)	(163)
Non-GAAP sales and marketing expense	$5,160	$5,742	$4,915	$5,992	$5,808	$6,125	$6,160

GAAP research and development expense	$2,525	$2,631	$2,740	$2,656	$2,775	$2,588	$2,712
Stock-based compensation	(83)	(100)	(89)	(85)	(102)	(145)	(82)
Non-GAAP research and development expense	$2,442	$2,531	$2,651	$2,571	$2,673	$2,443	$2,630

GAAP general and administrative expense	$1,538	$1,556	$1,666	$1,792	$2,030	$2,315	$2,386
Acquisition related costs	-	-	-	(103)	(90)	(204)	(83)
Stock-based compensation	(164)	(145)	(140)	(114)	(169)	(368)	(222)
Non-GAAP general and administrative expense	$1,374	$1,411	$1,526	$1,575	$1,771	$1,743	$2,081

GAAP income (loss) from operations	$737	$1,507	$1,684	$(154)	$(103)	$1,464	$1,300
Amortization of intangible assets	399	195	195	195	308	364	466
Acquisition related costs	-	-	-	103	146	287	166
Stock-based compensation	529	545	501	473	624	1,073	645
Non-GAAP income from operations	$1,665	$2,247	$2,380	$617	$975	$3,188	$2,577

(1) Preferred stock does not participate in Company losses and thus in periods of GAAP net losses, 100% of GAAP net loss is attributable to common stockholders.
(2) In periods in which the Company is in a GAAP net loss position, all common stock equivalents are anti-dilutive and are not included in GAAP diluted shares outstanding.

CONTACT:
for Convio
Linda Wells, 415-445-3236
linda@marketstreetpartners.com